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                        NATIONWIDE SMALL CAP VALUE FUND
                       SUPPLEMENT DATED DECEMBER 4, 1997
                      TO PROSPECTUS DATED OCTOBER 27, 1997

     The following information supersedes the information contained in the fourth paragraph of the section of the Fund's prospectus entitled "Investment Management of the Fund -- The Subadviser":

The Fund's primary portfolio manager is Peter I. Higgins. He has held that position since the inception of the Fund, and has been employed by the Subadviser since May 1996 pursuant to a dual employee agreement between the Subadviser and The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect wholly-owned subsidiary of Mellon Bank, N.A., and thus, an affiliate of the Subadviser. Mr. Higgins has been employed by TBC Asset Management or its predecessor since May 1991. For more than five years prior to joining TBC Asset Management, Mr. Higgins was a Vice President and Senior Investment Officer for Boston Safe Deposit and Trust Company.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE